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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):   January 10, 2001
                                                          ----------------

                       ADELPHIA BUSINESS SOLUTIONS, INC.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

                                   000-21605
                                   ---------
                            (Commission File Number)


          Delaware                                 25-1669404
          --------                                 ----------

(State or other jurisdiction                     (I.R.S. Employer
of incorporation or organization)             Identification Number)


One North Main Street - Coudersport, PA           16915-1141
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(Address of principal executive Offices)          (Zip Code)


      Registrant's telephone number, including area code:   (814) 274-9830
                                                             -------------

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Item 9. Regulation FD Disclosure

     On January 10, 2001, the Company will be presenting at the Salomon Smith Barney Equity Conference. A copy of selected forward looking slides from the presentation are included as Exhibit 99.01 and are furnished with this Form 8-K.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       ADELPHIA BUSINESS SOLUTIONS, INC.

Date: January 9, 2001              By: /s/ Timothy J. Rigas
                                       ----------------
                                       Timothy J. Rigas
                                       Vice Chairman and Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit                          Description
-------                          -----------

99.01 Selected Slides from Salomon Smith Barney Equity Conference (Filed Herewith).


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